SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Co-Registrants ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement ☒ Definitive Revised Materials ☐ Soliciting Material Pursuant to Section 140.14a-12

INVESCO VAN KAMPEN MUNICIPAL TRUST
INVESCO VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
INVESCO VAN KAMPEN TRUST FOR INSURED MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS
INVESCO VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST
INVESCO VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
INVESCO VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
INVESCO VAN KAMPEN SENIOR INCOME TRUST
INVESCO VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
INVESCO VAN KAMPEN BOND FUND
INVESCO VAN KAMPEN HIGH INCOME TRUST II

(Names of Co-Registrants as Specified in Their Charters)

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☐ Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐ Fee paid previously with preliminary materials.

Please find enclosed revised Annexes E and F to the Invesco Van Kampen Closed-End Funds Joint Proxy Statement that was previously mailed to you.

REVISED
ANNEX E

TRUSTEE OWNERSHIP OF COMMON SHARES OF THE FUNDS

     The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee listed below as of May 5, 2011, and the percentage of such Trustee’s Common Shares to the total Common Shares outstanding for such Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding.

								Interested
	Independent Trustees							Trustees
Fund	Arch	Choate	Dammeyer	Heagy	Kennedy	Sonnenschein	Woolsey	Whalen

Advantage Municipal Income Trust II(1)	500	2,700	672,440	0	0	1,444	0	1,122
California Value Municipal Income Trust	0	2,700	83,682	0	0	0	0	0
Massachusetts Value Municipal Income Trust	0	0	0	0	0	0	0	0
Municipal Opportunity Trust	595	2,300	60,014	198	0	1,051	0	1,931
Municipal Trust	1,126	2,400	150,084	162	0	715	0	1,539
Ohio Quality Municipal Trust	0	0	0	0	0	0	0	0
Pennsylvania Value Municipal Income Trust	0	0	0	0	0	0	0	0
Select Sector Municipal Trust	1,011	2,700	44,158	100	0	698	0	553
Trust for Insured Municipals(2)	300	2,500	210,047	0	50	0	0	1,004
Trust for Investment Grade Municipals	637	2,300	225,391	58	58	255	685	1,563
Trust for Investment Grade New Jersey Municipals	0	0	0	0	0	0	0	0
Trust for Investment Grade New York Municipals	0	0	0	0	0	0	0	0
Senior Income Trust	0	0	24,066	0	2,500	1,189	0	556
Bond Fund	0	0	0	0	0	0	0	558
Dynamic Credit Opportunities Fund	0	0	0	0	2,000	0	0	641
High Income Trust II	219	1,800	0	0	20	0	0	2,599

(1)	The Trustees as a group own 1.53% of the total Common Shares outstanding of Advantage Municipal Income Trust II.

(2)	The Trustees as a group own 2.21% of the total Common Shares outstanding of Trust for Insured Municipals.

E-1

REVISED
ANNEX F

TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

     The table below indicates the aggregate dollar range of equity securities of the respective Funds listed below owned by each Trustee listed below as of May 5, 2011.

	Independent Trustees									Interested Trustees
Fund	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Meadows	Whalen
Advantage Municipal Income Trust II	$1-$10,000	$10,001-$50,000	Over $100,000	None	None	None	None	$10,001-$50,000	None	None	$10,001-$50,000
California Value Municipal Trust	None	$10,001-$50,000	Over $100,000	None	None	None	None	None	None	None	None
Massachusetts Value Municipal Income Trust	None	None	None	None	None	None	None	None	None	None	None
Municipal Opportunity Trust	$1-$10,000	$10,001-$50,000	Over $100,000	$1-$10,000	None	None	None	$10,001-$50,000	None	None	$10,001-$50,000
Municipal Trust	$10,001-$50,000	$10,001-$50,000	Over $100,000	$1-$10,000	None	None	None	$1-$10,000	None	None	$10,001-$50,000
Ohio Quality Municipal Trust	None	None	None	None	None	None	None	None	None	None	None
Pennsylvania Value Municipal Income Trust	None	None	None	None	None	None	None	None	None	None	None
Select Sector Municipal Trust	$10,001-$50,000	$10,001-$50,000	Over $100,000	$1-$10,000	None	None	None	$1-$10,000	None	None	$1-$10,000
Trust for Insured Municipals	$1-$10,000	$10,001-$50,000	Over $100,000	None	$1-$10,000	None	None	None	None	None	$10,001-$50,000
Trust for Investment Grade Municipals	$1-$10,000	$10,001-$50,000	Over $100,000	$1-$10,000	$1-$10,000	None	None	$1-$10,000	$1-$10,000	None	$10,001-$50,000
Trust for Investment Grade New Jersey Municipals	None	None	None	None	None	None	None	None	None	None	None
Trust for Investment Grade New York Municipals	None	None	None	None	None	None	None	None	None	None	None
Senior Income Trust	None	None	Over $100,000	None	$10,001-$50,000	None	None	$1-$10,000	None	None	$1-$10,000
Bond Fund	None	None	None	None	None	None	None	None	None	None	$10,001-$50,000
Dynamic Credit Opportunities Fund	None	None	None	None	$10,001-$50,000	None	None	None	None	None	$1-$10,000
High Income Trust II	$1-$10,000	$10,001-$50,000	None	None	$1-$10,000	None	None	None	None	None	$10,001-$50,000
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Invesco Fund Complex	$50,001-$100,000	Over $100,000	Over $100,000	$50,001-$100,000	$50,001-$100,000	$1-$10,000	$1-$10,000	Over $100,000	$10,001-$50,000	$1-$10,000	Over $100,000

F-1